Exhibit 10.13

                         MEZZANINE LOAN AGREEMENT


     THIS LOAN AGREEMENT (this "Agreement") is dated as of September 30, 1998 and is by and between Oly Stratus ABC West I Joint Venture, a Texas joint venture ("Borrower") and Oly Lender Stratus, L.P., a Texas limited partnership ("Lender").


                                 RECITALS

     A. WHEREAS, Borrower was formed to acquire and develop certain real property in Travis County, Texas commonly known as ABC West I (the
"Property") pursuant to that certain Agreement of Sale and Purchase (ABC West Phase 1; 75 Lots) between Stratus Properties Operating Co. and Oly Stratus ABC West I Joint Venture dated of even date herewith (the "Purchase Agreement").


     B. WHEREAS, Borrower desires to borrow from Lender, and Lender agrees to loan to Borrower, the amounts described below.

     NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

                                 ARTICLE I
                                DEFINITIONS

     1.1. Defined Terms. The following capitalized terms generally used in this Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections.

          (a) "Affiliated" or "Affiliate" means, with respect to any Person, (i) any other Person directly or indirectly controlling, controlled by, or under common control with such Person, or (ii) any other Person owning or controlling 10% or more of the outstanding voting interests of such Person, or (iii) any officer, director, general partner or managing member of such Person, or (iv) any other Person which is an officer, director, general partner, managing member or holder of 10% or more of the voting interests of any other Person described in clauses (i) through (iii) of this definition. The term "control" as used herein (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power (a) to vote 10% or more of the outstanding voting securities of such person or entity; or (b) to otherwise direct management policies of such person or entity by contract or otherwise.

          (b) "Agreement" shall mean this Loan Agreement as described in the preamble.

          (c) "Bankruptcy Code" means Title 11 of the United States Code as amended from time to time, and any state law relating to creditor's rights, reorganization or insolvency generally.

          (d) "Borrower" shall have the meaning set forth in the preamble hereto.

          (e) "Borrower Joint Venture Agreement" means that Joint Venture Agreement of Borrower of even date herewith, as the same may be amended from time to time with the prior consent of the Lender.

          (f) "Business Day" means a day of the week (other than any Saturday or Sunday) on which banks are not authorized or required to close in the State of Texas. Unless specifically referenced in this Agreement as a Business Day, all references to "days" shall be to calendar days.

          (g) "Business Plan" has the meaning ascribed thereto in the Borrower Joint Venture Agreement.

          (h)  "Claims" shall have the meaning set forth in Section 8.1.

          (i)  "Closing Date"  means the  Closing Date  under the  Purchase
     Agreement.

          (j) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (k)  "Default" has the meaning set forth in Section 7.1.

          (l)  "Lender" shall have the meaning set forth in the preamble.

          (m)  "Loan" shall have the meaning set forth in Section 2.1.

          (n)  "Loan Amount" shall  have the meaning  set forth in 2.1.

          (o)  "Loan  Documents"  means   the  Notes   and  any   documents
     pertaining to Lender's rights thereunder.

          (p)  "Management Committee"  means  the Management  Committee  of
     Borrower.

          (q)  "Maturity Date" means September 29, 2001.

          (r)  "Notes" shall have the meaning set forth in Section 2.1.

          (s) "Person" means any individual, partnership, corporation, limited liability company, limited liability partnership, trust or other entity.

          (t) "Potential Default" means any event, condition, omission or circumstance that, with the giving of notice or the lapse of time, or both, would constitute a "Default" hereunder or under any of the Loan Documents.

          (u) "Property" means the property purchased pursuant to the Purchase Agreement.

          (v)  "Purchase  Agreement"  means   that  certain  agreement   of
     purchase and sale as defined in the recitals.

                                ARTICLE II
                                   LOANS

     2.1. Loans. On the date hereof, Lender shall make a loan (the "Loan") to the Borrower in an amount equal to ONE MILLION ONE HUNDRED FIFTY THREE THOUSAND TWO HUNDRED FIFTY AND NO/100 DOLLARS ($1,153,250). The Loan shall be evidenced by two Promissory Notes (the "Notes") in the form of that attached hereto as Exhibit A, and each Note shall bear interest at the rate of fifteen percent per annum (15%). The Loan shall be funded by wire transfer to accounts designated by the Management Committee.

     2.2. Interest; Payments. Interest on the Loan shall accrue upon the outstanding principal balance thereof at the rate and in the amounts provided therein, and such interest shall be payable as required therein. Interest on the Loan shall be computed on the basis of actual days elapsed in a year of 360 days (including the first day but excluding the last day) occurring in the period for which payable.

     2.3. Optional Prepayments.   Borrower  may at  any time  pay the  full
amount or any part of the Loan without the payment of any premium or fee.

     2.4. No Revolving Loan. The Loan is not a revolving loan, and amounts repaid from time to time may not be reborrowed.

     2.5. Repayment of Principal; Maturity Date. Any principal amount of the Loan outstanding at the Maturity Date shall be repaid on the Maturity Date. On the Maturity Date, the Loan shall mature and all sums due and owing under this Agreement and the other Loan Documents, to the extent the same have not previously become due, shall be payable in full. All payments due to Lender under this Agreement, whether at the Maturity Date or otherwise, shall be paid in immediately available funds.

     2.6. Late Payments. If any amount required to be paid to Lender under any Loan Document shall not be paid on the date it is due (taking into account any applicable grace period), Borrower shall pay to Lender, in addition to all other amounts payable hereunder or under the Notes, a late fee equal to four percent (4%) of the delinquent amount.

     2.7. Payments on Non-Business Days; Calculations. If any payment to be made under any Loan Document shall be stated to be due on a day which is not a Business Day, then the date for payment thereof shall be extended to the next following Business Day.

     2.8. Use of Proceeds. The proceeds of the Loan shall be used solely to pay the cost of Borrower's acquisition of the Property and the other costs of development of the Property. Lender shall have no responsibility with respect to the use of any proceeds of the Loan.

                                ARTICLE III
                      CONDITIONS PRECEDENT TO CLOSING

     3.1. Conditions Precedent to Closing. Lender's obligation to make any disbursements or take any other action under the Loan Documents shall be subject at all times to satisfaction or waiver, in Lender's sole and absolute discretion, of each of the following conditions precedent on or prior to the date of any loan hereunder.

          (a)  Acquisition.   Borrower  shall have  acquired  the  Property
     pursuant to the terms of the Purchase Agreement.

          (b)  Compliance.   Each  of the  representations  and  warranties
     contained in Article 4hereof shall be true and correct on and as of such date, and no Default or Potential Default shall exist.

          (c) Loan Documents. Borrower shall have delivered to Lender all Loan Documents pertaining to the Loan and all other documents, instruments, and forms of evidence or other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents, in form and substance satisfactory to Lender in its sole and absolute discretion, duly executed by Borrower and each other party thereto (other than Lender).

          (d)  Initial  Equity.    Lender  shall  have  received   evidence
     satisfactory to it that Borrower has received the initial capital contribution pursuant to Borrower's Joint Venture Agreement.

          (e) Other Documents. Lender shall have received such other documents, instruments, agreements, certificates, forms of evidence and other materials relating to the transactions contemplated hereby as Lender may reasonably require.

                                ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES

     As a material inducement to Lender's entry into this Agreement, Borrower represents and warrants to Lender as of the date hereof and continuing thereafter that:

     4.1. Organization, Powers and Good Standing. Borrower (i) is duly organized as a joint venture under the laws of the Sate of Texas, (ii) is validly existing in good standing under the laws of the State of Texas and
(iii) has all requisite organizational power and authority and the legal right to own and operate its properties, to carry on its business as heretofore conducted and as proposed to be conducted, to enter into the Loan Documents to which it is or may become a party and to carry out the transactions contemplated thereby. Borrower possesses all governmental approvals, in full force and effect, that are necessary for the ownership, maintenance and operation of its properties and conduct of its business as now conducted and proposed to be conducted, and is not in material violation thereof.

     4.2. Authorization, Binding Effect.

          (a) The execution, delivery and performance by Borrower of each Loan Document to which it is or may be a party have been duly authorized by all necessary corporate, limited liability company or other organizational action on the part of Borrower.

          (b) Each Loan Document to which Borrower is a party has been duly executed and delivered by Borrower.

          (c) Each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms.

     4.3. No Conflict. The execution, delivery and performance by Borrower of each Loan Document to which it is party, and the consummation of the transactions contemplated thereby, do not and will not (i) violate any provision of the charter or other organizational documents of Borrower,
(ii) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or except for consents that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any Contractual Obligation of Borrower, (iii) violate any applicable law binding on Borrower or (iv) result in the creation or imposition of any lien upon any asset of Borrower.

     4.4. Agreements, Applicable Law. Borrower is not in violation of any applicable law and is not in material default under any contractual obligations to which it is a party or by which its property is bound.

     4.5. Indebtedness. Except for indebtedness to Lender hereunder, amounts payable under debt secured by the Property or trade debt and any other indebtedness approved in writing by the Lender, Borrower does not have and will not have any indebtedness of any kind or nature whatsoever.

     4.6. No Defaults. No Default or Potential Default has occurred and is continuing.

     4.7. Formation and Organizational Documents. Borrower has delivered to Lender all formation and organizational documents of Borrower, and all such formation and organizational documents remain in full force and effect and as of the date hereof have not been amended or modified since they were delivered to Lender.

     4.8. No Subordination. Except as provided herein, there is no agreement, indenture, contract or instrument to which Borrower is subject or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations under this Agreement or the Notes to any other obligation of Borrower.

     4.9. Permits; Franchises. Borrower possesses all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others.

                                 ARTICLE V
                           COVENANTS OF BORROWER

     Borrower covenants that until the Loan has been fully discharged:

     5.1. Records and Inspection. Borrower shall maintain adequate books, records and accounts as may be required or necessary to permit the preparation of financial statements in accordance with sound business practices. Borrower shall permit such Persons as Lender may designate, at reasonable times and as often as may be reasonably requested, under reasonable circumstances, to (i) visit and inspect the Property, (ii) inspect and copy Borrower's books and records and (iii) discuss with its officers and employees and its independent accountants, its business, assets, liabilities, prospects, results of operation or financial condition; provided, however, that Lender shall make reasonable efforts to avoid disruption of the tenants at the Property during any such inspection. Borrower acknowledges that Lender's inspection of such books, records and accounts once in each sixty (60) day period shall be presumed to be reasonable under the foregoing provision of this Agreement.

     5.2. Corporate Existence, Etc.Borrower shall, at all times preserve and keep in full force and effect its company, corporate or partnership existence and all material rights and franchises.

     5.3. Payment of Taxes. Borrower shall pay and discharge all taxes imposed upon it or any of its properties or in respect of any of its franchises, business, income or property before any penalty shall be incurred with respect to such Taxes.

     5.4. Conduct of  Business.   Borrower shall  conduct its  business  in
compliance in all material respects with all applicable laws and all of its contractual obligations.

     5.5. Expenses. Borrower shall immediately pay Lender upon demand all reasonable costs and expenses incurred by Lender in connection with (i) the preparation of this Agreement and all other Loan Documents contemplated hereby, (ii) the administration of this Agreement and the other Loan Documents for the term of the Loan and (iii) the enforcement or satisfaction by Lender of any of Borrower's obligations under this Agreement and the Other Loan Documents.

     5.6. Business Plan.   Borrower  shall, from  time to  time, submit  to
Lender a true and correct copy of the Business Plan, including a copy of such operating budgets within ten Business Days following any amendment thereof.

     5.7. ERISA Compliance. Borrower shall at all times comply with the provisions of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Lender a written statement setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.

     5.8. Taxes. Borrower shall pay and discharge when due any and all taxes, both real and personal, owed by or relating to Borrower and Borrower's properties (including federal and state income taxes), except such as Borrower may in good faith contest or as to which a bona fide dispute may arise, provided provision is made to the satisfaction of Lender for eventual payment thereof in the event that it is found in a final, non-appealable judgment that the same is an obligation of Borrower.

     5.9. Notice. Borrower shall promptly give notice in writing to Lender of (i) any litigation pending or threatened against Borrower or the Property, (ii) the occurrence of any Default, (iii) any change in the name of Borrower and any change in the identity or organizational structure of Borrower, (iv) as soon as it becomes aware, any uninsured or partially uninsured material loss of the Property or any material portion thereof or
(v) as soon as it becomes aware, any termination or cancellation of any insurance policy which Borrower is required herein to maintain.

     5.10. Single Purpose Entity. Borrower at all times will continue to be a duly formed and existing joint venture and a single-purpose entity. Borrower will continue to comply with the provisions of the Borrower Joint Venture Agreement and the laws of the State of Texas relating to joint ventures. All customary formalities regarding the existence of Borrower as a joint venture will continue to be observed. Borrower will continue to accurately maintain its financial statements, accounting records and other corporate documents separate from those of any Affiliate of Borrower and any other Person.

                                ARTICLE VI
                            NEGATIVE COVENANTS

     Borrower covenants that until all of the Loan have been fully discharged:

     6.1. Debt. Borrower shall not, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain liable with respect to, any material indebtedness other than indebtedness described in Section 4.5 hereof.

     6.2. Restriction on Fundamental Changes. Borrower shall not, directly or indirectly, enter into any merger, consolidation, reorganization or recapitalization, liquidate, wind up or dissolution without the written consent of Lender.

     6.3. Distributions to Members. Except as provided herein, no distribution shall be made to the partners of Borrower, whether under the Borrower Joint Venture Agreement or otherwise, while any amount remains outstanding under the Notes.

     6.4. Amendments of Certain Documents. Borrower shall not amend its formation and organizational documents in any respect without obtaining the prior written consent of each Lender.

     6.5. Other Indebtedness; Transfer of Interests. Without the prior written consent of Lender, and except as otherwise expressly permitted by this Agreement or the Borrower Joint Venture Agreement, Borrower shall not create, incur or permit to exist any liabilities resulting from borrowings, loans or advances, whether secured or unsecured, or any other obligation of any kind whatsoever, except (i) the liabilities of Borrower to Lender for money borrowed hereunder and the liabilities of Borrower under the Loan Documents, (ii) debt secured by a first lien on the Property and
(iii) unsecured trade payables incurred in the ordinary course of business. Borrower shall not directly or indirectly create, incur, assume or permit to exist any lien, pledge, encumbrance or other security interest or preferential arrangement of any kind or nature with respect to the membership or partnership interests in Borrower.

     6.6. Merger, Consolidation, Sale of Assets, Amendments. Borrower shall not merge into or consolidate with any corporation or other entity, or sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets. Borrower shall not amend or modify any portion of Borrower's Joint Venture Agreement without Lender's prior written consent.

     6.7. Guarantees. Without the prior written consent of Lender, Borrower shall not guarantee or become liable in any way as a surety, endorser (other than as endorser of negotiable instruments in the ordinary course of business) or accommodation endorser or otherwise for debt or obligations of any other person or entity.

     6.8. No Sale, Transfer, Liens, Etc. Without the prior written consent of Lender and except as otherwise expressly permitted by this Agreement, Borrower's Joint Venture Agreement, the Business Plan or in the ordinary course of business operations of the Borrower's joint venture, Borrower shall not suffer or permit any disposition or encumbrance of, or lien upon, the Property or any portion thereof or any interest therein.

     6.9. Assignment. Without the prior written consent of Lender, Borrower shall not assign Borrower's interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void.

     6.10. Compliance with Laws. Borrower shall comply in all material respects with all laws, ordinances, governmental rules and regulations to which it is subject, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its assets or to the conduct of its business.

                                ARTICLE VII
                           DEFAULTS AND REMEDIES

     7.1. Default. The occurrence of any one or more of the following shall constitute an event of default (hereinafter, "Default") under this Agreement and the other Loan Documents:

          (a) Payment; Performance. (i) Borrower fails to pay as and when due hereunder or under the Notes or (ii) Borrower fails to pay when due any other amount due hereunder, under the Notes or any of the other Loan Documents; provided, however, that Borrower shall not be in Default if Borrower fails to pay when due any payment that is not regularly scheduled until ten (10) days after notice from any Lender of such failure to pay; or

          (b) Performance of Obligations. Borrower's failure to perform any other obligation under any of the Loan Documents (other than those referred to in Section 7.1(a) above) for a period of ten (10) days after receipt of written notice of such failure (or, if delivery of such notice is stayed or prohibited by applicable law, for a period of ten (10) days after such failure to perform), or, if Borrower is diligently pursuing cure and Lender's is reasonably satisfied that such cure can, with reasonable diligence, be completed in an additional thirty (30) day period, then such initial ten (10) day period shall be extended for such additional time during which Borrower shall be diligently pursuing such cure, not to exceed an additional thirty (30) days; or

          (c)  Representations  and  Warranties.     The  failure  of   any
     representation or warranty of Borrower in any of the Loan Documents to be true in all material respects on each date made or deemed made; or

          (d) Voluntary Bankruptcy; Insolvency; Dissolution. (i) The filing of a petition by Borrower for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law, (ii) the filing of any pleading or an answer by Borrower in any involuntary proceeding under the Bankruptcy Code or other debtor relief law which admits the jurisdiction of the court or the petition's material allegations regarding Borrower's insolvency, (iii) a general assignment by Borrower for the benefit of creditors or (iv) Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its assets; or

          (e) Involuntary Bankruptcy. The failure of Borrower to effect a full dismissal of any involuntary petition under the Bankruptcy Code or under any other debtor relief law that is filed against Borrower or in any way restrains or limits Borrower or Lender regarding the Loan prior to the earlier of (i) the entry of any court order granting relief sought in such involuntary petition or (ii) sixty (60) days after the date of filing of such involuntary petition; or

     7.2. Acceleration Upon Default. Upon the occurrence and during the continuance of a Default specified in Section 7.1(d) or (e), all sums owing to Lender under the Loan Documents immediately shall be due and payable. Upon the occurrence and during the continuance of any Default specified in this Article VII (other than those referred to in the immediately preceding sentence) Lender may, at their sole option, declare all sums owing to Lender under the Loan Documents immediately due and payable.

     7.3. Disbursements to Third Parties. Upon the occurrence and during the continuance of a Default occasioned by Borrower's failure to pay money to a third party as required by this Agreement, Lender may, but shall not be obligated to, make such payment from the Loan proceeds or other funds of Lender. If such payment is made from proceeds of the Loan, Borrower shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrower shall immediately repay such funds upon written demand of Lender. In either case, the Default with respect to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.

     7.4. Repayment of Funds Advanced. Any funds expended by Lender in the exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Notes from the date the funds were expended.

     7.5. Rights Cumulative; No Waiver. All of Lender's rights and remedies provided in this Agreement and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Lender at any time. Lender's exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.

                               ARTICLE VIII
                         MISCELLANEOUS PROVISIONS

     8.1. Indemnity. Borrower hereby agrees to defend, indemnify and hold harmless Lender, and its directors, officers, employees, agents, successors and assigns from and against any and all losses, damages, liabilities, claims, actions, judgments, costs and reasonable legal or other expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Claims") such indemnified party may incur as a direct or indirect consequence of (i) the negotiation, documentation or administration of the transactions contemplated hereby, (ii) the transactions contemplated hereby, (iii) the purpose to which Borrower applies the proceeds of the Loan, (iv) the failure of Borrower to perform any obligations as and when required by this Agreement or any of the other Loan Documents, (v) any failure at any time of any of Borrower's representations or warranties to be true and correct or (vi) any act or omission by Borrower, or any constituent shareholders/partners/members in Borrower. Borrower shall immediately pay to Lender upon demand any amounts owing under this indemnity, together with interest from the date the indebtedness arises until paid at the rate of interest applicable to the principal balance of the Notes. BORROWER'S DUTY TO INDEMNIFY LENDER HEREUNDER SHALL SURVIVE THE REPAYMENT OF THE LOAN WITH RESPECT TO CLAIMS ARISING PRIOR TO THE REPAYMENT OF THE LOAN IN FULL.

     8.2. Form of Documents. The form and substance of all documents, instruments and forms of evidence to be delivered to Lender under the terms of this Agreement any of the other Loan Documents shall be subject to Lender's approval and shall not be modified, superseded or terminated in any respect without Lender's prior written approval.

     8.3. Notices. All notices, demands or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered via confirmed facsimile, overnight courier, by hand delivery or by certified mail, return receipt requested, to the appropriate party at the address set forth on the signature page of this Agreement (subject to change from time to time by written notice to all other parties to this Agreement). All communications shall be deemed served upon delivery of, or if mailed, upon the first to occur of receipt or the expiration of three
(3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Borrower or Lender at the address specified or, if transmitted via facsimile, upon electronic confirmation of receipt; provided, however, that non-receipt of any communication as the result of any change of address or facsimile number of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

     8.4. Relationship of Parties. The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of Borrower and Lender and not that of partners or joint venturers, and Lender does not undertake or assume any responsibility or duty to Borrower or to any third party with respect to the Loan, except as expressly provided in this Agreement and the other Loan Documents. Borrower hereby irrevocably waives and disclaims any right, privilege or defense hereunder or under any of the Loan Documents to the contrary. This Agreement does not constitute a partnership agreement or any other association between Lender and Borrower.

     8.5. Attorneys' Fees and Expenses; Enforcement. If any attorney is engaged by Lender to interpret, administer, enforce or defend any provision of this Agreement or any of the other Loan Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, Borrower shall immediately pay to Lender, upon demand, the amount of all reasonable attorneys' fees and expenses and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Notes as specified therein.

     8.6. Immediately Available Funds. Unless otherwise expressly provided for in this Agreement, all amounts payable by Borrower to Lender shall be payable only in United States currency, in immediately available funds.

     8.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

     8.8. Severability. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part of the Loan Documents; provided, however, that if the rate of interest or any other amount payable under the Notes or this Agreement or any other Loan Document, or the right of collectability therefor, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by Borrower.

     8.9. No Waiver; Successors. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any default or failure of condition, or from any previous wavier of any similar or unrelated Default or failure of condition. Any waiver or approval hereunder must be in writing and shall be limited to its specific terms. No amendment of any provision of this Agreement or any other Loan Document (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by Borrower and Lender.

     8.10. Time. Time is of the essence of each and every term of this Agreement.

     8.11. Headings. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

     8.12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Texas. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any Federal or State Court within the State of Texas and also consent to service of proces by any means authorized by Texas or Federal Law.

     8.13. Usury Savings. It is the intention of the parties hereto to conform strictly to the usury and other laws relating to interest from time to time in force, and all agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration or maturity or otherwise, shall the amount paid or agreed to be paid to Lender, or collected by Lender for the use, forbearance or detention of the money to be loaned under the Notes, this Agreement or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any of the other Loan Documents, exceed the maximum amount of interest allowable under applicable law (the "Maximum Amount"). If under any circumstances whatsoever fulfillment of any provision hereof or any other Loan Document, at the time performance of such provision shall be due, shall involve transcending the Maximum Amount, then ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid or agreed to be paid to the holder of the Notes for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, allocated and spread from the date of disbursement of the proceeds of the Loan until payment in full of the Loan, so that the actual rate of interest on account of the Loan is uniform throughout the term hereof. If under any circumstances Lender shall ever receive an amount deemed interest by applicable law, which would exceed the Maximum Amount, such amount that would be excessive interest under applicable usury laws shall be deemed a payment in reduction of the principal amount owing under the Notes and shall be so applied to principal and not to the payment of interest, or if such excessive interest exceeds the outstanding principal balance of the Loan, such excessive interest shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf.

     8.14. Revival. To the extent Borrower makes a payment to Lender, which payment or the proceeds of any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party having requisite authority under the Bankruptcy Code or any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligation hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received.

     8.15.     Notes Freely Transferable.   The Notes issued hereunder  may
be freely transferred by the Lender holding such Notes.

LENDER:

     OLY LENDER STRATUS, L.P.,
     a Texas limited partnership

     By:  Oly Fund II GP Investments, L.P.,
          a Texas limited partnership,
          its general partner

          By:  Oly Real Estate Partners II, L.P.,
               a Texas limited partnership,
               its general partner
               By:  Oly REP II, L.P.,
                    a Texas limited partnership,
                    its general partner
                    By:  Oly Fund II, LLC,
                         a Texas limited liability company,
                         its general partner



                         By:/s/ Hal R. Hall
                         ------------------
                         Name: Hal R. Hall
                         Title:Vice President

BORROWER:


OOLY STRATUS ABC WEST I JOINT VENTURE,
a Texas joint venture

     Financial Partner:

     Oly ABC West I, L.P.,
     a Texas limited partnership

     By:  Oly Texas GP II, LLC,
          a Texas limited liability company,
          its sole general partner


          By:/s/ Hal R. Hall
          ------------------
          Name: Hal R. Hall
          Title: Vice President

     Operating Partner:

     Stratus ABC West I, L.P.,
     a Texas limited partnership

     By:  STRS L.L.C.,
          a Delaware limited liability company,
          General Partner

          By:  Stratus Properties Inc.,
               a Delaware corporation,
               its sole member



               By:/s/ William H. Armstrong III
                 -----------------------------
                    William H. Armstrong III,
                    President and CEO

                                 EXHIBIT A

                          Form of Promissory Note


                                [ATTACHED]